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                                                                  EXHIBIT 10.45

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                December 30, 2004

Global Preferred Holdings, Inc.
6455 East Johns Creek Crossing
Suite 402
Duluth, GA 30097
Attention: Ed McKernan

         Re: Extension and Tolling Agreement between Western Reserve Life Assurance Co. of Ohio ("WRL") and Global Preferred Holdings, Inc. ("GPHI") dated December 15, 2003 (the "Tolling Agreement") and Agreement and Plan of Reorganization by and among AEGON, N.V., GPRe Acquisition Corp. and GPHI dated of even date herewith (the "Reorganization Agreement")

Dear Sirs:

         This letter will evidence the agreement of the undersigned that notice of termination of the above-referenced Tolling Agreement may not be given before the earlier of (a) the "Effective Time" (as defined in the Reorganization Agreement) or (b) the date of termination of the Reorganization Agreement. Any notice by either party purporting to terminate the Tolling Agreement which is given before such date shall be void and of no effect. The parties acknowledge that, by the terms of the Tolling Agreement, the "deadlines" (as such term is defined therein) are extended and tolled until ninety (90) days following receipt of such notice by the other party.

                                         Sincerely,

                                         WESTERN RESERVE LIFE ASSURANCE CO.
                                         OF OHIO



                                         By:  /s/ Arthur C. Schneider
                                            -----------------------------------
                                         Print Name:  Arthur C. Schneider
                                                    ------------------------
                                         Title:  Vice President
                                               -----------------------------

Agreed and accepted:
GLOBAL PREFERRED HOLDINGS, INC.



By:  /s/ Edward F. McKernan
   -----------------------------------
Print Name:  Edward F. McKernan
           ---------------------------
Title:  CEO
      --------------------------------